Q1’FY23 Earnings Call November 2, 2022

Proprietary and Confidential Property of Accuray Safe Harbor Statement    Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding fiscal 2023 full-year adjusted EBITDA and revenue; our positioning and strategy for accelerating revenue growth and market share; expectations regarding our growth catalysts and strategic pillars; expectations regarding ultra hypo-fractionation and the golden-age of radiotherapy; expectations regarding continued rapid adoption of ClearRT; expectations regarding orders growth momentum; expectations regarding new product enhancements or offerings and partnerships; and expectations related to our revenue growth and market share going forward. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the current global economic environment and the effects of the COVID-19 pandemic on our business, financial condition, results of operations or cash flows; disruptions to our supply chain, including increased logistics costs; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to realize the expected benefits of the joint-venture and other partnerships; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our annual report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2022, and as updated periodically with our other filings with the SEC.     Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.   Non-GAAP Financial Measures    This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the slides at the end of this presentation.  Accuray has also reported certain operating results on a constant currency basis in order to facilitate period-to-period comparisons of its results without regard to the impact of foreign currency exchange rate fluctuations. Management believes disclosure of non-GAAP constant currency results is helpful to investors because it facilitates period-to-period comparisons of the company’s results by increasing the transparency of the underlying performance by excluding the impact of foreign currency exchange rate fluctuations. Accuray calculates the constant currency amounts by translating local currency amounts in the current period using the same foreign translation rate used in the prior period being compared against rather than the actual exchange rate in effect during the current period.    There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.   Medical Advice Disclaimer    Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.  Forward-looking Statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing.

Executive Team Suzanne Winter President and CEO Ali Pervaiz Senior Vice President, Chief Financial Officer Sandeep Chalke Senior Vice President, Chief Commercial Officer Jean-Philippe Pignol Senior Vice President, Chief Medical and Technology Officer Jesse Chew Senior Vice President, General Counsel Mike Hoge Senior Vice President, Global Operations Patrick Spine Senior Vice President, Chief Administrative Officer Jim Dennison Senior Vice President, Global Quality & Regulatory Affairs

Accuray Global Leader in Precision Radiation Therapy Leveraging Technology Innovation to Protect Lives and Improve Quality of Life   Systems Installed in Over 60 Countries1 1: As of October 20, 2022 2: Estimated percentage of revenue invested into R&D Installed Base Milestone Expected by End of 2022 Main Manufacturing Facility Madison, WI 22% $430M R&D Spend In FY222 Patents In Portfolio1 14%  392 Key FY22 Financials Total Revenue YOY Product Revenue Growth 1,000th 1,000+ Global Employee Presence1 2 Precision Platforms

Entering the Golden Age of Radiotherapy Technology innovation is powering RT potential as a first-line therapy  Shorter Treatment Regimens Imaging Innovation Correct for CHANGES Powerful Partnerships Clinical Innovation Curative Power Clinically Proven Outcomes Value-based Care CT Sim Image Quality  Same day Scan/Plan/Treat Real Time Correction DURING delivery Plan Correction BETWEEN treatments Interoperability Best-in-Class Solutions Evidence Generation Advanced Education Reduced Patient Burden – Advanced Precision – Clinical Evidence

# Key Highlights

ACCURAY

- Introduction of VitalHold™* breast cancer treatment package for the Radixact® System in partnership with C-RAD
- Data published in ***The Lancet Oncology*** indicate men with prostate cancer treated with the CyberKnife® System experienced lower incidence of certain bladder side effects
- New, global commercial partnership with GE Healthcare to expand access, advance Precision Radiation Therapy
- NMPA regulatory submission completed for Tomo® C, the Joint Venture product for the China Type B segment

*510(k) pending. VitalHold is not available for sale in the USA. It is not CE marked and availability is subject to regulatory clearance or approval in some markets

Proprietary and Confidential Property of Accuray 6

Q1’FY23 Installations Examples of Accuray Systems installed to positively impact patients’ lives Akita City Hospital Akita, Japan St. Catherine Hospital East Chicago Oscar Lambret Center Lille, France CyberKnife® S7™ System Radixact® System Radixact System

# Accuray at ASTRO 2022

ACCURAY

### Education Highlights
- 60+ attendee symposium
- 15 Accuray Exchange talks
- 300+ clinical and physics demonstrations

### Accuray – C-RAD
- VitalHold™* unveiling
- ~500 in attendance
- Most comprehensive breast cancer solution
- Deep inspiration breath hold (DIBH) treatments

AI & EI: CARING FOR THE PATIENT IN A WIRELESS WORLD

ASTRO ANNUAL 2022 MEETING


ACCURAY
Industry-Expert Theater

### Accuray – RaySearch
- Radixact System + ART*emis*
- Leverage Accuray ClearRT™ imaging, RayStation RayCare
- Online adaptive solution**

### Accuray – Brainlab
- CyberKnife® platform + Brainlab Elements
- Radiosurgery w/ increased precision in pre-planning
- Enhance treatment quality

*510(k) pending. VitalHold is not available for sale in the USA. It is not CE marked and availability is subject to regulatory clearance or approval in some markets
**Works in progress

Proprietary and Confidential Property of Accuray 8

# Ultra-Hypofractionation is Ready for Prime-Time

ACCURAY

## 20% Adoption[0] growing with Phase II-III clinical evidence

### Adoption

70%[5]
Breast, prostate, lung cancer, and metastases
Patient Mix



20%
HF
UHF[0]

Phase II-III Trials
Fast-Forward
PACE-B
STARS
SABR-COMET

HF: hypofractionation

UHF: ultra-hypofractionation



### Growing Clinical Evidence Supports UltraHF Treatments

**Fast-Forward Trial**
- Local control and toxicity after ultra-hypofractionated is comparable to standard treatment for early-stage **breast** cancer[1]

**PACE-B Trial**
- Long-term toxicity after SBRT is comparable to hypofractionated for localized **prostate** cancer[2]

**STARS Trial**
- Long-term survival after SBRT comparable to surgery for early-stage **lung** cancer[3]

**SABR-COMET Trial**
- SBRT is associated with an improvement in overall survival for **oligometastatic** disease[4]

[0] Hypofractionated radiotherapy in the real-world setting: An international ESTRO-GIRO survey
[1] Brunt et al. Lancet. 2020;395(10237):1613-1626. doi:10.1016/S0140-6736(20)30932-6
[2] Van As et al. Journal of Clinical Oncology 37, no. 7_suppl (March 01, 2019) 1-1. DOI: 10.1200/JCO.2019.37.7_suppl
[3] Murray Brunt et al. Lancet. 2020 May 23;395(10237):1613-1626. doi: 10.1016/S0140-6736(20)30932-6.
[4] Harrow et al. International Journal of Radiation Oncology, Biology, Physics. 2022, doi: https://doi.org/10.1016/j.ijrobp.2022.05.004
[5] Incidence based model (Globocan data), Fractionation (The Lancet Oncology), Metastatic percentage (Rosenblatt et al.)

Proprietary and Confidential Property of Accuray
9

ClearRT™: Rapid Adoption of New Standard of Imaging for Radixact® CT-Linac Helical fan-beam kVCT imaging 135 orders and 84 shipments since introduction in Q3’FY21 ClearRT™ Enhanced Imaging introduced at ASTRO Further improves visualization, reduces daily hardware warmup and calibration time Highlights

Q1’FY23 Financials Strong financial performance despite macro headwinds Gross orders $69.8M (0%) Revenues $96.5M (10%) Product $44.6M (15%) Service $51.9M (5%) Op. Expenses $36.8M (1%) R&D $14.1M (2%) SG&A $22.7M (0%) Adj. EBITDA 1 $1.9M (65%) KEY FINANCIAL METRICS $M Q1 Y/Y Highlights Steady orders performance amidst significant currency fluctuations  Product revenue decline of 15% due to supply constraints Service revenue decline of 5% due to stronger U.S. Dollar OPEX relatively flat through cost management initiatives 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slide 15 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure 2 Percentages shown on a constant currency basis to facilitate period-to-period comparisons without regard to the impact of foreign currency exchange rate fluctuations Y/Y XFX2 +6.5% (4.8%) (11.4%) +1.7%

Maintaining FY23 Guidance Communicated August 10, 2022 Revenue Adjusted EBITDA1 $429.9M $22.8M FY23 Guidance Range FY22 Actual $ in millions % = YoY Growth $447M - $455M +4% - 6% $26M - $30M +14% - 32% 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slides 16 and 17 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

In Summary Growing momentum with 32 orders in the quarter Strongest product portfolio and pipeline in company’s history Multiple growth catalysts and global commercial execution Focused on margin expansion and free cash flow Positioned for Long-Term Revenue Growth and Market Share Gain

Thank you

GAAP to Adjusted EBITDA Q1 FY2023 and Q1 FY2022 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Three Months Ended Sep 30 Three Months Ended Sep 30 2021 2022 $ $ $ $ (5,449) 1,176 2,916 2,256 341 1,895 (1,028) 1,419 2,516 2,036 431 5,374 ERP and ERP related expenditures 655 0

GAAP to Adjusted EBITDA FY2022 and FY2021 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Twelve Months Ended June 30 Twelve Months Ended June 30 2021 2022 $ $ $ $ (5,347) 5,522 10,600 8,109 3,345 22,823 ($6,311) 6,389 9,332 16,877 1,752 37,987 ERP and ERP related expenditures 594 One-time charge related to debt refinance and convertible exchange 0 0 9,948

GAAP to Adjusted EBITDA FY2023 – Forward Looking Guidance Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Twelve Months Ended June 30, 2023 To From $ $ $ $ (3,500) 6,300 11,600 8,000 2,000 26,000 500 6,300 11,600 8,000 2,000 30,000 ERP and ERP related expenditures 1,600 1,600